                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

SCUDDER STRATEGIC
INCOME TRUST

                                   "Scudder Strategic Income Trust's exposure to
                                high-yield bonds was a bright spot, particularly
                                                  in the first quarter of 2001."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
17
NOTES TO FINANCIAL STATEMENTS
21
SHAREHOLDERS' MEETING

AT A GLANCE

 SCUDDER STRATEGIC INCOME TRUST
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001


 .......................................................
    BASED ON NET ASSET VALUE                  6.40%
 .......................................................
    BASED ON MARKET PRICE                    22.77%
 .......................................................

 NET ASSET VALUE AND MARKET PRICE

                                    AS OF     AS OF
                                   5/31/01   11/30/00
 .........................................................
    NET ASSET VALUE                 $12.00     $11.97
 .........................................................
    MARKET PRICE                    $14.40     $12.44
 .........................................................

THE TRUST MAY INVEST IN LOWER-RATED AND NONRATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES, AND IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENT REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE TRUST AS OF MAY 31, 2001.

                                 SCUDDER STRATEGIC
                                   INCOME TRUST
 ......................................................
    SIX-MONTHS INCOME                 $ 0.78
 ......................................................
    MAY DIVIDEND                      $ 0.13
 ......................................................
    ANNUALIZED DISTRIBUTION
    RATE (BASED ON NET ASSET
    VALUE)                            13.00%
 ......................................................
    ANNUALIZED DISTRIBUTION
    RATE (BASED ON MARKET
    VALUE)                            10.83%
 ......................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. MARKET PRICE, NET ASSET VALUE, DISTRIBUTION RATES AND RETURNS ARE HISTORICAL AND WILL FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE

[BEIMFORD JR. PHOTO]
J. PATRICK BEIMFORD JR. JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND CO-LEAD PORTFOLIO MANAGER OF SCUDDER STRATEGIC INCOME TRUST. HE IS A CHARTERED FINANCIAL ANALYST.

[FALLER PHOTO]
JAN FALLER JOINED THE FIRM IN 1999 AND HAS FIVE YEARS OF INVESTMENT EXPERIENCE AND AN M.B.A. FROM DARTMOUTH COLLEGE. HE IS CO-LEAD MANAGER OF THE TRUST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN THE SIX-MONTH PERIOD ENDING MAY 31, 2001, BONDS RALLIED AS THE U.S. ECONOMY SLOWED AND THE STOCK MARKET TOOK A TUMBLE. HIGH-YIELD BONDS, IN PARTICULAR, POSTED A STRONG SHOWING. EMERGING MARKET BONDS AND GOVERNMENT ISSUES ALSO DELIVERED SOLID RESULTS. BELOW, THE FUND'S MANAGEMENT TEAM DISCUSSES THE PERFORMANCE OF THE OVERALL MARKET AND THE FUND.

Q     HOW DID THE GLOBAL FIXED-INCOME MARKETS BEHAVE DURING THE SIX-MONTH PERIOD
ENDING MAY 31, 2001?

A     A number of U.S. fixed-income categories outperformed the U.S. equity market by a significant margin in the period between November 30, 2000, and May 31, 2001. High-yield bonds, in particular, surged as the U.S. economy moved into a slowing growth pattern in late 2000. High-yield bonds performed particularly well in 2001's first quarter, as demand rose and new issuance of high-yield debt increased. Likewise, mortgage-backed bonds held their own, even as prepayment activity rose. On the other hand, emerging market debt, which is a significant portion of this portfolio, experienced a good deal of volatility over the course of the period. Emerging market bonds from Turkey and Argentina struggled as economic fundamentals weakened on both fronts.

Q     HOW DID SCUDDER STRATEGIC INCOME TRUST PERFORM DURING THE PERIOD?

A     Scudder Strategic Income Trust readily outpaced its typical peer during the period. On a net asset value basis, the trust gained 6.40 percent, while on a market value basis it soared 22.77 percent. Those results placed it far ahead of its typical peer in the Lipper Flexible Income Funds category, which averaged a 5.29 percent gain (based on market value) during the period. Scudder Strategic Income Trust's exposure to high-yield bonds was a bright spot, particularly in the first quarter of 2001. Likewise, the fund benefited from management's lack of exposure to Argentinean bonds, particularly in April when currency devaluation concerns there roiled the market.

Q     HOW DID THE EMERGING MARKETS BOND MARKET'S BEHAVIOR AFFECT THE FUND DURING
THE PERIOD?

A     Emerging market debt has experienced a good deal of volatility over the course of the last six months. Economic concerns in two areas -- Turkey and Argentina -- led debt in other emerging market areas to suffer as well. For instance, despite strong economic fundamentals, including solid growth and low inflation, Brazil has seen its market suffer at the hands of Argentina's woes.

  Specifically, Argentina has been under the weight of a three-year-long economic recession, including double-digit unemployment. In addition, the country is experiencing a huge fiscal deficit, and Argentinean debt has been downgraded. Likewise, Turkish debt has suffered as the country attempts to right itself following a banking crisis that has caused a huge shortage of credit and led Turkey to float its currency.

  In turn, we have moved out of Turkish debt. And we have reduced

PERFORMANCE UPDATE

our Latin American exposure, including moving assets out of Argentina and Mexico. Although some emerging markets investors have been flocking to the relative safety of Mexican debt, we have decided to reduce our exposure there. Mexico's economy remains quite dependent on the health of the U.S. economy and therefore will likely experience slower growth as well.

  While we see continued volatility in Latin America, as it will take time for Argentina to work out its marketplace issues, we remain upbeat about the long-term prospects for the area.

Q     HOW DID THE RALLY AMONG HIGH-YIELD BONDS, PARTICULARLY IN THE FIRST
QUARTER OF THE YEAR, AID THE FUND? WHAT'S YOUR OUTLOOK FOR THIS ASSET CLASS?

A     We have certainly seen two starkly differing high-yield markets over the last six months. In late 2000, the high-yield market continued to be plagued by default rates that were creeping higher, weak investor demand and turmoil among Nasdaq stocks. However, January 2001 brought a turnaround as the U.S. stock market's troubles drove investors' interest to bonds and as new issuance of high-yield bonds rose. Still, there remains a considerable split in performance between high-yield bonds in the telecommunications sector, which have been socked by the sector's general troubles, and the remaining sectors of the high-yield market, which have soared.

  We see potential opportunity among high-yield bonds, as their risk-reward profile continues to hold a great deal of appeal while the U.S. economy remains in a slow growth phase. Although default rates for high-yield bonds are currently high, we do not see that as a major concern, since such rates are typically lagging indicators of the market's direction. In fact, we are optimistic about the prospects for the high-yield market going forward.

Q     HOW HAVE YOU POSITIONED SCUDDER STRATEGIC INCOME TRUST FOR THE ROAD AHEAD?

A     We aim to maintain the fund's aggressive, income-focused structure with substantial weightings in emerging market debt and high-yield bonds. We continue to see solid opportunities in both areas, particularly as the U.S. economy is experiencing a slow growth phase. The Federal Reserve Board's host of interest-rate cuts over the last five months also means that we will likely experience a flat to rising rate environment in the months ahead. As a result, we see high-income-producing securities such as high-yield bonds and emerging markets debt as good bets.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 5/31/01              ON 11/30/00
-------------------------------------------------------------------------------
    GNMA AND OTHER MORTGAGES             26%                      29%
 ...............................................................................
    HIGH-YIELD CORPORATE BONDS           12                       14
 ...............................................................................
    EMERGING MARKET BONDS                46                       46
 ...............................................................................
    CASH AND EQUIVALENTS                 16                       11
-------------------------------------------------------------------------------
                                        100%                     100%

[PIE CHART] [PIE CHART]

LONG-TERM FIXED INCOME SECURITIES RATINGS+

                                      ON 5/31/01              ON 11/30/00
--------------------------------------------------------------------------------
    AAA                                   45%                      42%
 ................................................................................
    BBB                                   --                        6
 ................................................................................
    BB                                    15                       11
 ................................................................................
    B                                     36                       39
 ................................................................................
    NONRATED AND BELOW B                   4                        2
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

+THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF S&P OR MOODY'S RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

INTEREST RATE SENSITIVITY

                                      ON 5/31/01              ON 11/30/00
--------------------------------------------------------------------------------
    AVERAGE MATURITY                  7.7 years                7.5 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER STRATEGIC INCOME TRUST
Portfolio of Investments at May 31, 2001 (Unaudited)

    CASH EQUIVALENTS--15.7%                                                                SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Zurich Scudder Cash Management QP
                                               Trust, 3.96%**
                                               (Cost $8,496,092)                          8,496,092      $ 8,496,092
                                             ---------------------------------------------------------------------------

    U.S. GOVERNMENT AGENCY PASS-THRUS--25.7%                                          PRINCIPAL AMOUNT
------------------------------------------------------------------------------------------------------------------------
                                             Federal National Mortgage Association
                                               7.00%, 8/1/2027(b)(c)                     $  450,232          455,212
                                               7.50%, 4/1/2027(b)(c)                        581,549          596,013
                                             Government National Mortgage
                                               Association
                                               7.00%, 6/15/2029(b)(c)                       579,277          587,329
                                               7.50%, with various maturities to
                                               1/15/2030(b)(c)                            7,726,061        7,961,797
                                               8.00%, with various maturities to
                                               9/15/2026(b)(c)                            4,175,136        4,368,794
                                             ---------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY PASS-THRUS
                                             (Cost $13,250,595)                                           13,969,145
                                             ---------------------------------------------------------------------------

    FOREIGN BONDS--45.9%
------------------------------------------------------------------------------------------------------------------------
                                             AT&T Canada, 12.00%, 8/15/2007                 100,000          110,545
                                             Australis Holdings, 15.00%, 11/1/2002*         500,000               50
                                             Diamond Cable Communications PLC,
                                               11.75%, 12/15/2005                           175,000          143,500
                                             Euramax International PLC, 11.25%,
                                               10/1/2006                                    400,000          308,000
                                             Federative Republic of Brazil-C Bond,
                                               8.00%, 4/15/2014                          17,003,309       12,539,941
                                             Millicom International Cellular,
                                               Step-up Coupon, 0% to 6/1/2001,
                                               13.50% to 6/1/2006                           460,000          423,200
                                             PTC International Finance, Step-up
                                               Coupon, 0% to 7/1/2002, 10.75% to
                                               7/1/2007                                     500,000          425,000
                                             Republic of Bulgaria, Collateralized
                                               Floating Rate Interest Reduction
                                               Bond, Series A, 3.00%, 7/28/2012           1,750,000        1,369,375
                                             Republic of Columbia, 9.75%, 4/23/2009       1,750,000        1,618,750
                                             Republic of Panama:
                                               Floating Rate Note, LIBOR plus 1%,
                                               5.03%, 5/14/2002                             434,702          428,486
                                               10.75, 5/15/2020                           1,000,000        1,042,500
                                             Republic of Peru, Past Due Interest
                                               Bond, 4.50%, 3/7/2017                      1,250,000          775,000
                                             Republic of Philippines, 9.50%,
                                               10/21/2024                                 1,000,000          980,000
                                             Republic of Venezuela:
                                               Debt Conversion Bond, Series DL,
                                               LIBOR plus .875%, 7.375%, 12/18/2007         500,000          421,250
                                               9.25%, 9/15/2027                           1,250,000          858,125
                                             Stone Container Corp., 11.50%,
                                               8/15/2006                                     70,000           73,588
                                             United Mexican States:
                                               Series B, 6.25%, 12/31/2019                2,500,000        2,243,750
                                               11.50%, 05/15/2026                           910,000        1,132,950
                                             ---------------------------------------------------------------------------
                                             TOTAL FOREIGN BONDS
                                             (Cost $23,122,551)                                           24,894,010
                                             ---------------------------------------------------------------------------

 8  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

    CORPORATE BONDS--12.6%                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--4.0%
                                             Allegiance Telecom, Inc.,
                                               12.875%, 5/15/2008                        $  390,000      $   360,750
                                             Call-Net Enterprises, Inc.:
                                               Step-up Coupon, 0% to 5/15/2004,
                                               10.80% to 5/15/2009                           80,000           12,800
                                               9.375%, 5/15/2009                            120,000           35,400
                                             FairPoint Communications, Inc.,
                                               12.50%, 5/1/2010                             100,000           90,500
                                             Intermedia Communications of Florida,
                                               Inc., Step-up Coupon, 0% to
                                               7/15/2002, 11.250% to 7/15/2007              520,000          460,200
                                             KMC Telecom Holdings, Inc.,
                                               13.50%, 5/15/2009                            100,000           19,000
                                             Level 3 Communications, Inc.:
                                               9.125%, 5/1/2008                              10,000            6,200
                                               11.00%, 3/15/2008                             20,000           13,500
                                             MGC Communications,
                                               13.00%, 10/1/2004                            350,000          210,000
                                             Spectrasite Holdings, Inc.:
                                               Step-up Coupon, 0% to 7/15/2003,
                                               12.00% to 7/15/2008                           50,000           29,750
                                               Step-up Coupon, 0% to 4/15/2004,
                                               11.25% to 4/15/2009                          670,000          328,300
                                             Triton PCS, Inc., Step-up Coupon, 0% to
                                               5/1/2003, 11.00% to 5/1/2008                 200,000          163,750
                                             Western Wireless Corp., 10.50%,
                                               2/1/2007                                     440,000          451,000
                                             ---------------------------------------------------------------------------
                                                                                                           2,181,150
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.7%
                                             Dimac Corp., 12.50%, 10/1/2008*                600,000            6,000
                                             Hovnanian Enterprises, Inc.,
                                               9.75%, 6/1/2005                               10,000            9,824
                                             Lennar Corp., 9.95%, 5/1/2010                  100,000          110,000
                                             Nortek, Inc., 9.875%, 3/1/2004                 270,000          272,700
                                             ---------------------------------------------------------------------------
                                                                                                             398,524
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--1.5%
                                             Advantica Restaurant Co.,
                                               11.25%, 1/15/2008                             50,000           31,000
                                             Boca Resorts, Inc., 9.875%, 4/15/2009          250,000          252,500
                                             Color Tile, Inc., 10.75% 12/15/2001*           330,000            3,300
                                             Hines Horticulture, Inc., Series B,
                                               12.75%, 10/15/2005                           325,000          299,000
                                             National Vision Association, Ltd.,
                                               12.75%, 10/15/2005*                          510,000          216,750
                                             ---------------------------------------------------------------------------
                                                                                                             802,550
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.1%
                                             Jafra Cosmetics International, Inc.,
                                               11.75%, 5/1/2008                              40,000           39,250
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.2%
                                             Fairchild Corp., 10.75%, 4/15/2009             130,000          105,300
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.1%
                                             R&B Falcon Corp., 9.50%, 12/15/2008             60,000           69,616
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                      PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--1.9%
                                             Day International Group, Inc.,
                                               11.125%, 6/1/2005                         $   25,000      $    25,625
                                             Gaylord Container Corp.,
                                               9.75%, 6/15/2007                              70,000           49,700
                                             GS Technologies, 12.25%, 10/1/2005*            100,000              750
                                             Huntsman Package, 11.75%, 12/1/2004            170,000          130,900
                                             Riverwood International Corp.,
                                               10.875%, 4/1/2008                            830,000          811,325
                                             ---------------------------------------------------------------------------
                                                                                                           1,018,300
------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.1%
                                             CSC Holdings, Inc., 9.875%, 2/15/2013          450,000          478,125
                                             Frontiervision LP, 11.00%, 10/15/2006          400,000          413,000
                                             NTL Communications Corp.:
                                               11.50%, 10/1/2008                            320,000          259,200
                                               11.875%, 10/1/2010                           330,000          267,300
                                             Sinclair Broadcasting Group, Inc.,
                                               8.75%, 12/15/2007                            250,000          238,750
                                             ---------------------------------------------------------------------------
                                                                                                           1,656,375
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.1%
                                             Republic Technologies International,
                                               13.75%, 7/15/2009*                           510,000           56,100
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.9%
                                             Coinmach Corp., 11.75%, 11/15/2005             500,000          515,000
                                             ---------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $9,265,232)                                             6,842,165
                                             ---------------------------------------------------------------------------

    COMMON STOCKS--0.0%                                                                    SHARES
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.0%
                                             AT&T Canada, Inc.*                                 342           10,277
                                             Intermedia Communications, Inc.*                   747           12,751
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $2,314)                                                    23,028
                                             ---------------------------------------------------------------------------

    RIGHTS & WARRANTS*--0.1%
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
                                             Empire Gas Corp.                                   359              359
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.0%
                                             UIH Australia Pacific, Inc.                        280               70
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
                                             Gulf States Steel, Inc.                            150                2
                                             Republic Technologies International              1,010                5
                                             ---------------------------------------------------------------------------
                                                                                                                   7
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.1%
                                             United Mexican States                        2,500,000           34,500
                                             ---------------------------------------------------------------------------
                                             TOTAL RIGHTS & WARRANTS
                                             (Cost $29,588)                                                   34,936
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $54,166,372)(a)                                       $54,259,376
                                             ---------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder
   Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(a) The cost for federal income tax purposes was $54,211,205. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $48,171. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,363,417 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,315,246.

(b) Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

(c) At May 31, 2001, these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001 (Unaudited)

ASSETS
---------------------------------------------------------------------------
Investments in securities, at value (cost $54,166,372)          $54,259,376
---------------------------------------------------------------------------
Cash                                                                  4,133
---------------------------------------------------------------------------
Interest receivable                                                 588,541
---------------------------------------------------------------------------
TOTAL ASSETS                                                     54,852,050
---------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------
Reverse repurchase agreements                                    12,645,000
---------------------------------------------------------------------------
Interest payable                                                     14,425
---------------------------------------------------------------------------
Dividends payable                                                   443,119
---------------------------------------------------------------------------
Accrued management fee                                               30,242
---------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   4,346
---------------------------------------------------------------------------
Other accrued expenses and payables                                  37,291
---------------------------------------------------------------------------
Total liabilities                                                13,174,423
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $41,677,627
---------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $  (203,544)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                           93,004
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (6,396,071)
---------------------------------------------------------------------------
Paid-in-capital                                                  48,184,238
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $41,677,627
---------------------------------------------------------------------------
NET ASSET VALUE
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE ($41,677,627/3,472,860 shares of
beneficial interest, $.01 par value, unlimited number of
shares authorized)                                                   $12.00
---------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)

INVESTMENT INCOME
--------------------------------------------------------------------------
Interest                                                        $2,844,940
--------------------------------------------------------------------------
Dividends                                                           23,382
--------------------------------------------------------------------------
Total income                                                     2,868,322
--------------------------------------------------------------------------
Expenses:
Management fee                                                     180,578
--------------------------------------------------------------------------
Services to shareholders                                            13,288
--------------------------------------------------------------------------
Custodian fees                                                       5,072
--------------------------------------------------------------------------
Auditing                                                            20,303
--------------------------------------------------------------------------
Legal                                                                5,198
--------------------------------------------------------------------------
Trustees' fees and expenses                                          1,131
--------------------------------------------------------------------------
Reports to shareholders                                             16,176
--------------------------------------------------------------------------
Interest expense                                                   402,265
--------------------------------------------------------------------------
Other                                                               19,249
--------------------------------------------------------------------------
Total expenses, before expense reductions                          663,260
--------------------------------------------------------------------------
Expense reductions                                                  (1,458)
--------------------------------------------------------------------------
Total expenses, after expense reductions                           661,802
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                            2,206,520
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------
Net realized gain (loss) from investments                          (95,255)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                     706,708
--------------------------------------------------------------------------
Net gain (loss) on investment transactions                         611,453
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $2,817,973
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED
                                                                     MAY 31,               YEAR ENDED
                                                                      2001                NOVEMBER 30,
                                                                   (UNAUDITED)                2000
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------------
Operations:
Net investment income                                              $ 2,206,520            $ 5,494,909
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                    (95,255)              (171,028)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                         706,708             (2,601,456)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                           2,817,973              2,722,425
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                          (2,707,249)            (5,897,898)
------------------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                           45,834                 78,043
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                      156,558             (3,097,430)
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   41,521,069             44,618,499
------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income and
undistributed net investment income of $203,544 and
$297,185, respectively)                                            $41,677,627            $41,521,069
------------------------------------------------------------------------------------------------------
OTHER INFORMATION
------------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                            3,469,420              3,463,535
------------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of dividends               3,440                  5,885
------------------------------------------------------------------------------------------------------
Net increase in Fund shares                                              3,440                  5,885
------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING AT END OF PERIOD                                  3,472,860              3,469,420
------------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
Six months ended May 31, 2001 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
---------------------------------------------------------------------------
Investment income received                                      $ 2,285,537
---------------------------------------------------------------------------
Payment of operating expenses                                      (889,323)
---------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 8,708,955
---------------------------------------------------------------------------
Purchases of investments                                         (6,706,799)
---------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                             3,398,370
---------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
---------------------------------------------------------------------------
Distributions paid (net of reinvestment of dividends)            (2,663,908)
---------------------------------------------------------------------------
Net decrease in liability under reverse repurchase
agreements                                                         (732,000)
---------------------------------------------------------------------------
Cash used by financing activities                                (3,395,908)
---------------------------------------------------------------------------
Increase in cash                                                      2,462
---------------------------------------------------------------------------
Cash at beginning of period                                           1,671
---------------------------------------------------------------------------
CASH AT END OF PERIOD                                           $     4,133
---------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
PROVIDED BY OPERATING ACTIVITIES
---------------------------------------------------------------------------
Net increase in net assets resulting from operations            $ 2,817,973
---------------------------------------------------------------------------
Net decrease in investments                                         803,700
---------------------------------------------------------------------------
Increase in interest receivable                                      (5,255)
---------------------------------------------------------------------------
Decrease in receivable for investments sold                           9,473
---------------------------------------------------------------------------
Decrease in interest payable                                       (176,935)
---------------------------------------------------------------------------
Decrease in accrued expenses and payables                           (50,586)
---------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES                           $ 3,398,370
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                   SIX MONTHS
                                                      ENDED
                                                     MAY 31,               YEAR ENDED NOVEMBER 30,
                                                      2000       --------------------------------------------
                                                   (UNAUDITED)    2000      1999      1998     1997     1996
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.97       12.88     13.68     15.39    15.34    13.12
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .64(a)     1.59(a)   1.69(a)   1.77     1.79     1.75
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 .17        (.80)     (.69)    (1.68)     .06     2.25
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        .81         .79      1.00       .09     1.85     4.00
-----------------------------------------------------------------------------------------------------------------
Less distributions from net investment income          (.78)      (1.70)    (1.80)    (1.80)   (1.80)   (1.78)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $12.00       11.97     12.88     13.68    15.39    15.34
-----------------------------------------------------------------------------------------------------------------
Market value, end of period                          $14.40       12.44     14.19     16.94    19.81    17.75
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------
Based on net asset value (%)                           6.40**      5.55      6.03       .48    12.55    32.63
-----------------------------------------------------------------------------------------------------------------
Based on market value (%)                             22.77**      (.35)    (5.67)    (5.28)   23.53    39.99
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)              41,678      41,521    44,618    47,322   53,129   52,944
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        3.12*       3.22      3.21      3.94     3.99     3.89
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         3.11*       3.21      3.21      3.94     3.99     3.89
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses excluding interest expense (%)       1.22*       1.28      1.40      1.20     1.24     1.23
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                    10.38*      12.52     12.94     12.05    11.45    12.43
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              28*          8        19        13       16       19
-----------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Strategic Income Trust (the "Fund"),
                             formerly Kemper Strategic Income Trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REVERSE REPURCHASE AGREEMENTS. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction

NOTES TO FINANCIAL STATEMENTS

                             may be greater than the income earned from the investment of the proceeds of the transaction.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $6,250,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($293,000), November 30, 2003
                             ($5,154,000), November 30, 2006 ($630,000) and
                             November 30, 2008 ($173,000), the expiration dates, whichever occurs first.

                             In addition, from November 1, 2000 through November 30, 2000, the Fund incurred approximately $3,231 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the statement of cash flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at May 31, 2001. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended May 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $ 6,706,799

                             Proceeds from sales                      11,196,569

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $180,578 for the six months ended
                             May 31, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, is the shareholder service agent of the Fund. Under the agreement, SISC received shareholder services fees of $12,000 for the six months ended May 31, 2001 of which $4,576 is unpaid at May 31, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers of the Advisor. For the six months ended May 31, 2001, the Fund made no direct payments to its officers and incurred trustees' fees of $1,131 to independent trustees.

                             ZURICH SCUDDER CASH MANAGEMENT QP TRUST. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust does not pay a management fee for the Fund's investment in the Trust. Distributions from the Trust to the Fund for the six-months ended May 31, 2001, totaled $23,382 and are reflected as dividend income on the statement of operations.

--------------------------------------------------------------------------------

4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in U.S. Government Agency securities. At
                             May 31, 2001, the Fund had outstanding reverse repurchase agreements as follows:

                                                                       VALUE OF ASSETS SOLD                          WEIGHTED
                                                                         UNDER AGREEMENT           REPURCHASE        AVERAGE
                                       COUNTERPARTY                       TO REPURCHASE            LIABILITY         MATURITY
                                       ------------                   ----------------------      ------------      ----------
                                       Salomon Smith Barney                $12,660,930            $12,645,000         9 days

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2001, the Fund's custodian and transfer agent fees were reduced by $1,232 and $226, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several other affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The
                             Fund may borrow up to a maximum of 33% of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain
                             (loss) in the Statement of Operations.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 24, 2001, for Scudder Strategic Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees (effective July 1, 2001)

                                    For      Withheld
      John W. Ballantine         3,021,410    26,602
      Lewis A Burnham            3,017,887    30,125
      Mark Casady                3,020,110    27,902
      Linda C. Coughlin          3,018,974    29,038
      Donald L. Dunaway          3,019,834    28,178
      James R. Edgar             3,019,134    29,478
      William F. Glavin          3,020,410    27,602
      Robert B. Hoffman          3,020,110    27,902
      Shirley D. Peterson        3,019,974    28,038
      Fred B. Renwick            3,018,680    29,332
      William P. Sommers         3,019,680    28,332
      John G. Weithers           3,019,380    28,632

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For     Against
      3,004,653   25,306

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee and Vice President        Vice President and                Assistant Secretary
                                  Assistant Secretary
JAMES R. EDGAR                                                      BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
ARTHUR R. GOTTSCHALK
Trustee                           J. PATRICK BEIMFORD, JR.
                                  Vice President
FREDERICK T. KELSEY
Trustee                           JAN C. FALLER
                                  Vice President
FRED B. RENWICK
Trustee                           KATHRYN L. QUIRK
                                  Vice President
JOHN G. WEITHERS
Trustee                           LINDA J. WONDRACK
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         SCUDDER INVESTMENTS SERVICE COMPANY
                                      P.O. Box 219066
                                      Kansas City, MO 64121-6066
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606


SCUDDER INVESTMENTS LOGO Long-term investing in a short-term world(sm) Printed on recycled paper in the U.S.A.
KSIT - 3 (7/25/01) 13548